UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Third Century Bancorp
80 East Jefferson Street
Franklin, Indiana 46131
(317) 736-7151

May 25, 2005

TO THE SHAREHOLDERS OF
THIRD CENTURY BANCORP

        You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Third Century Bancorp, which will be held at the Hillview Country Club, 1800 East King Street, Franklin, Indiana 46131, on Wednesday, July 20, 2005, at 9:00 a.m. local time.

        At the Meeting, you will be asked to consider and vote upon: (i) the election of all five (5) directors of the Holding Company to serve for staggered terms, with terms expiring in 2006, 2007 and 2008; (ii) the approval and ratification of the Third Century Bancorp Stock Option Plan; and (iii) the approval and ratification of the Mutual Savings Bank Recognition and Retention Plan.

        Enclosed are the Notice of Meeting, Proxy Statement and Proxy. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

        We want to thank you for your support this past year. We are proud of the progress made thus far since our conversion to a state chartered stock savings bank in June, 2004. Enclosed with the proxy statement is the 2004 Annual Report, which we encourage you to review.

        If you have any questions about the Proxy Statement or Annual Report, please call or write us.

Sincerely, Robert D. Heuchan President and Chief Executive Officer

Third Century Bancorp 80 East Jefferson Street Franklin, Indiana 46131 (317) 736-7151

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 20, 2005

        Notice is hereby given that the Annual Meeting of Shareholders of Third Century Bancorp (the “Holding Company”) will be held at the Hillview Country Club, 1800 East King Street, Franklin, Indiana, on Wednesday, July 20, 2005, at 9:00 a.m., local time.

        The Annual Meeting will be held for the following purposes:

1.	Election of Directors. Election of all five of the directors of the Holding Company to serve staggered terms, with terms expiring in 2006, 2007 and 2008.

2.	Approval of Stock Option Plan. Approval and ratification of the Third Century Bancorp Stock Option Plan (the “Option Plan”).

3.	Approval of Recognition and Retention Plan and Trust. Approval and ratification of the Mutual Savings Bank Recognition and Retention Plan and Trust (the “RRP”).

4.	Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on May 18, 2005, are entitled to vote at the meeting or any adjournment thereof.

        We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

        A copy of our Annual Report for the fiscal year ended December 31, 2004, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

By Order of the Board of Directors Robert D. Heuchan President and Chief Executive Officer

Franklin, Indiana
May 25, 2005

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Third Century Bancorp
80 East Jefferson Street
Franklin, Indiana 46131
(317) 736-7151

PROXY STATEMENT

FOR
ANNUAL MEETING OF SHAREHOLDERS
July 20, 2005

        This Proxy Statement is being furnished to the holders of common stock, without par value (the “Common Stock”), of Third Century Bancorp (the “Holding Company”), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on July 20, 2005, at the Hillview Country Club, 1800 East King Street, Franklin, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Mutual Savings Bank (the “Bank”). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about May 25, 2005.

        The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

        Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Pamela J. Spencer, 80 East Jefferson Street, Franklin, Indiana 46131), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Only shareholders of record at the close of business on May 18, 2005 (“Voting Record Date”), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,653,125 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 18, 2005, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
HomeFederal Bank, Trustee
501 Washington Street
Columbus, Indiana 47201	132,250 (2)	8.0%

Wellington Management Company, LLP
75 State Street
Boston, MA 02109	118,900 (3)	7.2%

(1)	The information in this chart is based on Schedule 13G and 13D Reports filed by the above-listed persons with the Securities and Exchange Commission (the “SEC”) containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

(2)	These shares are held by the Trustee of the Third Century Bancorp Employee Stock Ownership Plan and Trust (the “ESOP”). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(3)	In a Schedule 13G filed with the SEC, Wellington Management Company, LLP indicates that it is the beneficial owner of the foregoing shares, and that it has shared dispositive power and no voting power with respect to those shares. Wellington Management Company, LLP (“WMC”) is a Massachusetts limited partnership and a registered investment advisor. First Financial Fund, Inc. is one of its clients, with whom WMC shares dispositive power as to 110,500 of these shares. First Financial Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301, has sole voting power with respect to those 110,500 shares.

PROPOSAL I —ELECTION OF DIRECTORS

        The Board of Directors consists of five members. The directors Robert L. Ellett, Jerry D. Petro, and Robert D. Schafstall meet the standards for independence for Board members set forth in the Listing Standards for the National Association of Securities Dealers. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their primary domicile in Johnson or Bartholomew Counties, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of nine months prior to their nomination to the Board (or in the case of directors in office on March 16, 2004, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in Johnson County, Indiana, for at least a continuous period of 12 months during the five years prior to their nomination to the Board. Since this is the first Annual Meeting of Shareholders following the organization of the Holding Company, it is necessary to elect all of the directors for the terms set forth below.

        Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

        The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

Name	Expiration of Term as Director	Director of the Holding Company Since	Director of the Bank Since	Common Stock Beneficially Owned as of 5/18/2005 (1)		Percentage of Class
Director Nominees
David A. Coffey	2006	2004	1999	26,192	(2)	1.6%
Robert L. Ellett	2008	2004	1987	28,000		1.7%
Robert D. Heuchan	2007	2004	1991	26,592	(3)	1.6%
Jerry D. Petro	2006	2004	1997	31,000	(4)	1.9%
Robert D. Schafstall	2008	2004	1999	30,500	(5)	1.8%
All directors and
executive officers
as a group (6 persons)				146,555	(6)	8.9%
* Less than 1% of outstanding shares.

(1)	Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2)	Includes 17,718 shares held jointly with Mr. Coffey’s spouse, 8,088 shares held in the Bank’s 401(k) plan as of December 31, 2004, and 386 shares allocated to Mr. Coffey’s account under the Bank’s ESOP as of December 31, 2004.

(3)	Includes 10,000 shares held jointly with Mr. Heuchan’s spouse, 16,128 shares held in the Bank’s 401(k) plan as of December 31, 2004, and 464 shares allocated to Mr. Heuchan’s account under the Bank’s ESOP as of December 31, 2004.

(4)	Includes 10,000 shares in trust for the benefit of Mr. Petro, 15,000 shares in trust for the benefit of Mr. Petro’s spouse, and 5,000 shares held in a profit-sharing plan for Mr. Petro’s benefit.

(5)	Of these shares, 25,000 are held jointly with Mr. Schafstall’s spouse.

(6)	Includes 28,216 shares held in the Bank’s 401(k) plan and 1,121 shares held in the Bank’s ESOP as of December 31, 2004.

        Presented below is certain information concerning the director nominees of the Holding Company:

        David A. Coffey (age 42) has served as Chief Operating Officer of the Bank since 1998 and as Executive Vice President of the Bank since 1999. He was a Senior Vice President prior to being named Executive Vice President. Mr. Coffey is a graduate of Franklin College.

        Robert L. Ellett (age 67) has served as Chairman of the Board of Directors of the Bank since 1999. Mr. Ellett also serves Chairman of Mutual Financial Services, Inc., a subsidiary of the Bank engaged in mortgage life insurance sales and servicing. He was the General Manager of Rytex Company, a stationery products company, until his retirement in December 2001.

        Robert D. Heuchan (age 51) has served as the President and Chief Executive Officer of the Bank since 1991. He has also served as Vice Chairman of the Board since 1999. He also has been President of Mutual Financial Services, Inc. since its formation in 1991. Mr. Heuchan is a graduate of Franklin College and has an MBA from the University of Indianapolis.

        Jerry D. Petro (age 59) is the owner and President of J.D. Petro & Associates, Inc., which sells protective coatings in Indiana, and R.T.I. L.L.C., which sells protective coatings in Kentucky. He also is the owner and President of R.T.I., which sells architectural coatings; Petro’s Water Conditioning of Johnson County; Water Treatment Services of Shelby County; Petro Group, Inc., an owner/lessor of buildings for light industrial use; and Petro Group, L.L.C., an owner/lessor of buildings for office use. Mr. Petro is a graduate of Franklin College and Indiana University (M.S.).

        Robert D. Schafstall (age 61) has been the Franklin City judge and an attorney in the law firm of Cutsinger and Schafstall since 1972. Mr. Schafstall is a graduate of Franklin College and the Indiana University School of Law at Indianapolis.

        THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

        During the fiscal year ended December 31, 2004, the Board of Directors of the Holding Company met or acted by written consent seven times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee, a Stock Compensation Committee, and a Governance and Nominating Committee (“Nominating Committee”) among its other Board Committees. All committee members are appointed by the Board of Directors.

        The Audit Committee, which has been established in accordance with §3(a)(58)(A) of the Securities Exchange Act of 1934, recommends the appointment of the Holding Company’s independent accountants, and meets with them to outline the scope and review the results of such audit. The members of the Audit Committee are Robert L. Ellett and Jerry D. Petro. The Audit Committee met seven times during the fiscal year ended December 31, 2004.

        The Stock Compensation Committee administers the Option Plan and the RRP which are being submitted to a vote of the shareholders at the Annual Meeting. The members of that Committee are Messrs. Robert L. Ellett (Chairman), Jerry D. Petro and Robert D. Schafstall. All of these Committee members meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers. It did not meet during fiscal 2004 because the plans were not adopted until May 19, 2005.

        The Holding Company’s Nominating Committee consists of its three non-employee directors and this Committee nominated the slate of directors set forth in the Proxy Statement. The members of the Nominating Committee meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Nominating Committee did not meet in fiscal 2004. The Nominating Committee has a charter which is attached hereto as Exhibit A. Although this committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose, as it will address nominations on a case-by-case basis. When considering a potential candidate for membership on the Holding Company’s Board of Directors, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. The Nominating Committee does not have specific minimum qualifications that must be met by a Nominating Committee-recommended candidate and there is not a specific process for identifying such candidates. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Holding Company’s Board of Directors by a shareholder. The Nominating Committee has not received any recommendations from any of the Holding Company’s shareholders in connection with the Annual Meeting.

        Directors must satisfy certain qualification requirements set forth in the Holding Company’s By-Laws. Article III, Section 12 of the Holding Company’s By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days’ notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company’s By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

        The Holding Company has adopted a policy for its shareholders to send written communications to the Holding Company’s directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at the Holding Company’s main office. The Holding Company has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of Shareholders.

Executive Officers of the Bank Who Are Not Directors

        Presented below is certain information regarding the executive officer of the Bank who is not a director:

Name	Position
Debra K. Harlow	Chief Financial Officer

         Debra K. Harlow (age 53) has served as Chief Financial Officer since January 1, 2004. Prior to that time she had served as EDP Coordinator.

Management Remuneration and Related Transactions

        During the fiscal year ended December 31, 2004, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

        The following table sets forth information as to annual, long-term and other compensation for services in all capacities to our President and Chief Executive Officer and our Chief Operating Officer (the “Named Executive Officers”) for the two fiscal years ended December 31, 2004. We had no other executive officers who earned over $100,000 in salary and bonuses during that fiscal year.

Summary Compensation Table

Name and		Annual Compensation		Other Annual	All Other
Principal Position	Year	Salary ($)(1)	Bonus ($)	Compensation ($)(2)	Compensation (3)
Robert D. Heuchan,	2004	$120,000	$33,000		$35,565
President and Chief	2003	$100,000	$30,000		$21,040
Executive Officer

David A. Coffey,	2004	$100,000	$22,000		$30,671
Chief Operating Officer	2003	$ 83,500	$20,000		$17,366

(1)	Includes amounts deferred by the Bank’s executive officers pursuant to § 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), under the Bank’s § 401(k) Plan.

(2)	Mr. Heuchan and Mr. Coffey received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of their salary and bonus. These perquisites include the payment of annual Hillview Country Club dues in the amount of $2,490 for Mr. Heuchan and $540 for Mr. Coffey.
5

(3)	Includes director fees, the Bank’s matching contributions under the § 401(k) Plan, fees from Mutual Financial Services, Inc., and contributions made in 2004 to the ESOP on behalf of the Named Executive Officer.

Stock Options

        No stock options were granted during fiscal 2004 to, or held as of December 31, 2004, by, the Named Executive Officers. For information concerning grants of stock options made in fiscal 2005, including a grant of stock options for 21,987 shares of the Common Stock to Robert D. Heuchan, and for 19,837 shares of the Common Stock to David A. Coffey, see “Proposal II — Stock Option Plan.”

Employment Contract

        The Bank entered into three-year employment contracts with Robert D. Heuchan and with David A. Coffey. The contracts became effective on June 29, 2004, and extend annually to maintain their three-year term if the Bank’s Board of Directors determines to so extend them, unless notice not to extend is properly given by either party to the contract. Mr. Heuchan and Mr. Coffey receive an initial salary under the contract equal to their current salary, subject to increases approved by the Board of Directors. Each contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Bank’s employees.

        Mr. Heuchan or Mr. Coffey may terminate his employment upon sixty days’ written notice to the Bank. The Bank may discharge Mr. Heuchan or Mr. Coffey for cause (as defined in the contract) at any time. If the Bank terminates Mr. Heuchan’s or Mr. Coffey’s employment for other than cause or if either of them terminates his own employment for cause (as defined in the contract), he will receive his base compensation under the contract for an additional three years if the termination follows a change of control of the Holding Company (as defined below), or for the remaining term of the contract if the termination does not follow a change of control. In addition, during such period, Mr. Heuchan and Mr. Coffey will continue to participate in the Bank’s group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, each of them will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Heuchan or Mr. Coffey, are deemed to be payments in violation of the “golden parachute” rules of the Internal Revenue Code, such payments will be reduced to the largest amount which would not cause us to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contracts to Mr. Heuchan and Mr. Coffey if the contracts were terminated either after a change of control of the Holding Company, without cause by the Bank, or for cause by either Mr. Heuchan or Coffey, would be $378,000 for Mr. Heuchan and $315,000 for Mr. Coffey. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Bank Holding Company Act.

        The employment contracts provide the Bank with protection of its confidential business information and protection from competition by Mr. Heuchan and Mr. Coffey should either of them voluntarily terminate their employment without cause or be terminated by the Bank for cause.

Compensation of Directors

        All of our Bank directors are entitled to receive monthly director fees for their services. The Chairman receives $1,050 per month, the Vice Chairman receives $975 per month and each of the other directors receives $900 per month. Directors also receive $200 for each board meeting attended and $100 for each committee meeting attended. Emeritus directors receive $450 per month and non-employee directors receive $100 for each committee meeting attended. Aggregate fees paid to the Bank’s directors for the year ended December 31, 2004, were $84,800 and the aggregate fees paid to the Bank’s emeritus directors were

$18,150.     Directors of the Holding Company are paid $500 for each quarterly Board meeting attended, provided however that no more than $500 per month is payable to such directors.

        Each director of Mutual Financial Services, Inc. receives a quarterly director fee of $25. In addition to the quarterly fee, Mr. Heuchan also receives a monthly management fee in the amount of $100. The Board of Mutual Financial Services, Inc. meets quarterly.

Audit Committee Report, Charter, and Independence

         Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company’s financial statements for the fiscal year ended December 31, 2004, included in the Holding Company’s Shareholder Annual Report accompanying this Proxy Statement (“2004 Audited Financial Statements”):

The Committee has reviewed and discussed the Holding Company’s 2004 Audited Financial Statements with the Company’s management.

The Committee has discussed with its independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company’s financial statements. BKD, LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company’s 2004 Audited Financial Statements.

The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Holding Company and its related entities) and has discussed with the auditors the auditors’ independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-QSB, is compatible with maintaining the auditors’ independence.

Based on review and discussions of the Holding Company’s 2004 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company’s 2004 Audited Financial Statements be included in the Holding Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

This Report is respectfully submitted by the Audit Committee of the Holding Company’s Board of Directors.

Audit Committee Members
Robert L. Ellett
Jerry D. Petro

         Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit B. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.

         Independence of Audit Committee Members. The Holding Company’s Audit Committee is comprised of Messrs. Ellett and Petro. Each of these members meets the current requirements for independence of Audit Committee members set forth in the Listing Standards of the National Association of Securities Dealers. In addition, the Board of Directors has determined that Jerry D. Petro is a “financial expert” as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

Accountants’ Fees

         Audit Fees. The firm of BKD, LLP (“BKD”) served as the Holding Company’s independent public accountants for each of its last two fiscal years ended December 31, 2003 and 2004. The aggregate fees billed by BKD for the audit of the Holding Company’s financial statements included in its annual report on Form 10-KSB and for the review of its financial statements included in its quarterly reports on Form 10-QSB for the fiscal years ended December 31, 2004 and 2003, were $130,349 and $7,590, respectively.

        Audit-Related Fees. The aggregate fees billed in each of fiscal 2003 and 2004 for assurance and related services by BKD that are reasonably related to the audit or review of the Holding Company’s financial statements and that were not covered in the Audit Fees disclosure above, were $83,000 and $0, respectively.

         Tax Fees. The aggregate fees billed in each of fiscal 2004 and 2003 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $3,500 and $0, respectively.

         All Other Fees. There were no fees billed for fiscal 2004 and $200 billed for 2003 for professional services rendered by BKD other than those disclosed above.

         Board of Directors Pre-Approval. The Holding Company’s Audit Committee formally adopted resolutions pre-approving the engagement of BKD to act as the Holding Company’s independent auditor for the last two fiscal years ended December 31, 2003 and 2004, respectively. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. The Board of Directors for the last two fiscal years pre-approved audit-related and tax services provided by BKD.

Transactions With Certain Related Persons

        The Bank follows a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans at December 31, 2004, were secured by the principal residences of directors and executive officers, except that Mr. Ellett has a loan secured by rental real estate and a loan secured by commercial real estate and Mr. Petro has two loans secured by commercial real estate and a loan secured by a commercial vehicle.

        Current law requires that all loans or extensions of credit to executive officers, directors, and principal shareholders be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, the Bank’s lending to each of its executive officers for loans other than the purchase of a residence is limited to an amount equal to the greater of $25,000 or 2.5% of the Bank’s capital and unimpaired surplus, but not to exceed $100,000. The Bank’s policy regarding loans to directors and all employees meets the requirements of current law. All loans to the Bank’s officers, directors and employees are and have been approved by a majority of the disinterested members of the board of directors. The aggregate amount of loans to directors and executive officers at December 31, 2004, was approximately $1.79 million.

        Bob Heuchan, the Bank’s President and Chief Executive Officer, also serves as President and Treasurer of Mutual Financial Services, Inc. He receives a $100 monthly management fee for the services he provides to Mutual Financial Services, Inc. which include keeping the financial records and preparing financial statements, negotiating agreements with insurance companies and overseeing compliance with insurance regulations. The disinterested directors on the Bank’s Board of Board of Directors review and approve his services and fee on a quarterly basis.

        The law firm of Cutsinger and Schafstall, of which Director Robert D. Schafstall is a partner, serves as counsel to Mutual in connection with loan delinquencies and related matters. Mutual expects to continue to use the services of this law firm for such matters following the conversion.

PROPOSAL II — STOCK OPTION PLAN

        The Board of Directors of the Holding Company adopted the Third Century Bancorp Stock Option Plan (the “Option Plan”) on May 19, 2005. The essential features of the Option Plan are summarized below, but the Option Plan is set forth in full in Exhibit C to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the Option Plan.

Purpose

        The purpose of the Option Plan is to provide to certain directors, officers and other key employees of the Holding Company and its subsidiaries (the “Subsidiaries”) (currently approximately 21 persons) a favorable opportunity to acquire Common Stock of the Holding Company and thereby increase the incentive of such persons to work for the success of the Holding Company and its subsidiaries and better enabling such entities to attract or retain capable directors and executive personnel.

        The Option Plan provides for the grant of both incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions and that do not normally result in tax deductions to the Holding Company) and options that do not so qualify (non-qualified stock options).

Administration

        The Option Plan is administered, construed and interpreted by a committee consisting of at least two members of the Holding Company’s Board of Directors. Currently, the Holding Company’s Stock Compensation Committee (the “Stock Compensation Committee”) administers the Option Plan. The Stock Compensation Committee selects the individuals to whom options or cash awards will be granted and determines the time of grant, the number of shares of stock to be covered by each option, the amount of any cash awards, the option price, the period within which the option may be exercised, whether the option is an incentive stock option or non-qualified stock option, and any other terms and conditions of the options or cash awards granted. Members of the Stock Compensation Committee must be nonemployee directors of the Holding Company. The current members of that Committee are set forth on page  of this Proxy Statement.

Reservation of Shares

        The Holding Company has reserved 165,312 shares of its Common Stock for issuance upon exercise of options to be granted under the Option Plan, and stock options for 146,300 of such shares have already been granted, subject to and effective as of the date the Holding Company’s shareholders approve the Option Plan. Shares issued under the Option Plan may be authorized but unissued shares or treasury shares of the Holding Company. In the event of corporate changes affecting the Holding Company’s Common Stock, such as reorganizations, recapitalizations, stock splits, stock dividends, mergers, consolidations, extraordinary distributions (consisting of cash, securities, or other assets) or liquidations, the Stock Compensation Committee may make appropriate adjustments in the number and kind of shares reserved under the Option Plan and in the option price under, and the number and kind of shares covered by, outstanding options granted under the Option Plan. Any shares subject to an option which expires or is terminated before exercise will again be available for issuance under the Option Plan.

        Options or cash awards may be granted to officers (including officers who are members of the Board of Directors), directors, directors emeritus and other key employees of the Holding Company and its subsidiaries who are materially responsible for the management or operation of the business of the Holding Company or its subsidiaries and have provided valuable services to the Holding Company or its subsidiaries. Such individuals may be granted more than one option under the Option Plan. No employee of the Holding

Company may receive options for more than 25,000 shares Common Stock in any one calendar year (subject to antidilution adjustments).

        Since its adoption by the Board of Directors, incentive stock options for 54,880 shares have been granted under the Option Plan. All such options were granted effective as of the date the Holding Company’s shareholders approve the Option Plan, have an option price per share equal to the average between the high and low sales prices for a share of the Holding Company’s Common Stock (“Market Value”) on that date (or the closest trading date if there is no trading on that date), and have ten-year terms. These options become exercisable in full on the date of grant.

        In addition, non-qualified stock options were granted to the three directors of the Holding Company and to the three directors emeritus of the Bank who are not employees of the Holding Company or its subsidiaries (“Outside Directors”). These options for such Outside Directors were granted effective as of the date the Holding Company’s shareholders approve the Option Plan and are each non-qualified stock options to purchase 8,266 shares of the Holding Company Common Stock at the Market Value of such shares on such date. Robert D. Heuchan and David A. Coffey also were granted non-qualified stock options for 21,987 and 19,837 shares, respectively. The terms of these options end ten years and one day following the date of grant, and become fully exercisable on the date of the grant. At May 19, 2005, the closing price for a share of the Holding Company’s Common Stock was $12.35 per share.

        Such grants of incentive and non-qualified stock options are as follows:

Name and Position	Shares Subject To Options	Dollar Value ($)(1)
Robert D. Heuchan, President and CEO	21,987
David A. Coffey, COO	19,837
All executive officers as a group (3 persons)	47,279
All Outside Directors as a group (6 persons)	49,596
All director nominees (5 persons)	91,420
All non-executive officer employees as a group (13 persons)	49,425
All employees as a group (15 persons)	93,398
Total shares subject to options	146,300

(1)	Cannot be determined as option price is established based on trading prices of shares of the Holding Company on July 20, 2005.

Terms of the Options

         Stock Option Price. The price to be paid for shares of Common Stock upon the exercise of each stock option shall not be less than the fair market value of such shares on the date on which the option is granted. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may be granted at an option price no less than 110% of the fair market value of the stock on the date of grant.

         Option Term. No option may have a term longer than ten years and one day from the date of grant. However, under the Code, incentive stock options may not have terms in excess of ten years. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may not have terms in excess of five years.

         Exercise of Option. The option price of each share of stock is to be paid in full in cash at the time of exercise. Under certain circumstances, the Option Plan permits optionees to deliver a notice to their broker to deliver to the Holding Company the total option price in cash and the amount of any taxes to be withheld from the optionee’s compensation as a result of any withholding tax obligation of the Holding Company. Beginning on June 30, 2007, payment of the option price may also be effected by tendering whole shares of the Holding Company’s Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. Options may be exercisable in full at any time during their term or in such installments, on a cumulative basis, as the Stock Compensation Committee may determine, except that no option may be exercised at any time as to fewer than 100 shares.

         Exercise of Options by Other than Outside Directors. Except as provided below, upon termination of an optionholder’s employment by the Holding Company and its subsidiaries, all rights under any options granted to him but not yet exercised terminate on a date to be established by the Stock Compensation Committee which is no later than 30 days following such termination of employment. In the event that an optionee retires pursuant to any then existing pension plan of the Holding Company or its subsidiaries, his option may be exercised by him in whole or in part within three years after his retirement until the expiration of the option term fixed by the Committee, whether or not the option was otherwise exercisable by him at his date of retirement; provided, however, that if he remains a director or director emeritus of the Holding Company or any of its subsidiaries the option granted to him continues to vest while he serves as a director or director emeritus and he may exercise such option until the later of (a) three years after his retirement or (b) six months after he ceases to be a director or director emeritus of the Holding Company or any of its subsidiaries. If an optionee’s employment by the Holding Company and its subsidiaries terminates by reason of permanent and total disability, his option may be exercised by him in whole or in part within one year after such termination of employment, whether or not the option was otherwise exercisable by him at the time of such termination of employment. If the optionee dies while employed by the Holding Company or its subsidiaries, within three years after his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its subsidiaries), or within one year after his termination of employment because of permanent and total disability, his option may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was otherwise exercisable by the optionee at the date of his death. In the event of a change in control of the Holding Company or the Bank (defined as provided on page hereof), all outstanding stock options become fully vested under the Option Plan. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

         Exercise of Options by Outside Directors. Options granted to Outside Directors terminate six months after the date such Outside Director ceases to be a director and director emeritus of the Holding Company and the subsidiaries for any reason. If an optionee who is an Outside Director ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised in whole or in part within one year of such termination of service, whether or not the option was otherwise exercisable by him at the time of such termination of service. In the event of the death of an Outside Director while serving as a director or director emeritus of the Holding Company or a subsidiary, within six months after he ceases to be a director and a director emeritus of the Holding Company or the subsidiaries, or within one year after he ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

         Nontransferability of Option. Options may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, they may be exercised only by him or his guardian or legal representative.

         Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Option Plan may not exceed $100,000. For purposes of these computations, the fair market value of the shares is to be determined as of the date the option is granted and computed in the manner determined by the Stock Compensation Committee consistent with the requirements of the Code. This limitation does not apply to non-qualified stock options granted under the Option Plan.

         Cash Awards.  The Stock Compensation Committee may grant to optionees who are granted non-qualified stock options the right to receive a cash amount which is intended to reimburse the optionee for all or a portion of the federal, state and local income taxes imposed upon the optionee as a result of the exercise of a non-qualified stock option and the receipt of a cash award.

         Replacement and Extension of the Terms of Options and Cash Awards.  The Stock Compensation Committee from time to time may permit an optionee under the Option Plan or any other stock option plan adopted by the Holding Company or any of its subsidiaries, to surrender for cancellation any unexercised outstanding stock option and receive from the optionee’s employing corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Stock Compensation Committee. Such optionees may also be granted related cash awards.

         Change of Control. In the event of a change of control of the Holding Company, and subject to certain limitations set forth in the Option Plan, outstanding options which are not otherwise exercisable will become immediately exercisable. Change of control, for this purpose, means an acquisition of control of the Holding Company or the Bank within the meaning of 12 C.F.R. § 225.41 (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or any of its subsidiaries). This provision could result in adverse tax consequences to the Holding Company and to the optionee as a result of the golden parachute provisions in the Code. Under the golden parachute provisions, compensatory payments made by the Holding Company to an employee following a change in control which are contingent on a change in control and which exceed certain limits based on the average annual compensation of the employee for the five calendar years before the change in control are not deductible by the Holding Company and would subject the optionee to a 20% excise tax. The value of any option which would become immediately exercisable following a change in control (the spread between the then fair market value of the option shares and the option price) could be deemed to be a compensatory payment contingent on a change in control, and, thus, if such amount, when added to any other payments made by the Holding Company to the employee which are contingent on a change in control, would exceed the limits described above, the excess amounts would be non-deductible and subject to the excise tax.

        The effect of this change of control provision which, under certain circumstances, could accelerate benefits to optionholders may be to increase the cost of a potential business combination or acquisition of control of the Holding Company. To the extent that this increased cost is significant, potential acquirors may be deterred from pursuing a transaction involving the Holding Company, and its shareholders may be deprived of an opportunity to sell their shares at a favorable price. Moreover, to the extent this provision could operate to accelerate benefits under stock options awarded in the future, the Board of Directors believes that the expected benefits of these provisions in attracting and retaining qualified management personnel outweigh these possible disadvantages.

Other Provisions

        The Stock Compensation Committee may provide for such other terms, provisions and conditions of an option as are not inconsistent with the Option Plan. The Stock Compensation Committee may also prescribe, and amend, waive and rescind rules and regulations relating to the Option Plan, may accelerate the vesting of stock options or cash awards granted or made under the Option Plan, may make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionees, and may waive any restrictions or conditions applicable to any option or the exercise thereof.

Amendment and Termination

        The Board of Directors of the Holding Company may amend the Option Plan from time to time, and, with the consent of the optionee, the terms and provisions of his option or cash award, provided, however, that (1) no amendment may, without the consent of an optionee, make any changes in any outstanding option or cash award which would adversely affect the rights of the optionee and (2) without approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting, or adjournment thereof, the following changes in the Option Plan may not be made: an increase in the number of shares reserved for issuance under the Option Plan (except as permitted by the antidilutive provisions in the Option Plan); an extension of the option terms to more than 10 years and one day from the date of grant of the option; or a material modification of the class of employees eligible to receive options or cash awards under the Option Plan. The Board of Directors of the Holding Company may terminate the Option Plan at any time. In any event, no incentive stock options may be granted under the Stock Option Plan after July 19, 2015.

Federal Income Tax Consequences

        The grant of incentive and non-qualified stock options will have no federal tax consequences to the Holding Company or the optionee. Moreover, if an incentive stock option is exercised (a) while the employee is employed by the Holding Company or its subsidiaries, (b) within three months after the optionee ceases to be an employee of the Holding Company or its subsidiaries, (c) after the optionee’s death, or (d) within one year after the optionee ceases to be an employee of the Holding Company or its subsidiaries if the optionee’s employment is terminated because of permanent and total disability (within the meaning of § 22(e)(3) of the Code), the exercise of the incentive stock option will ordinarily have no federal income tax consequences to the Holding Company or the optionee. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price of the option will, along with other specified items, be considered taxable income in the taxable year of the optionee in which the option was exercised for purposes of determining the applicability of the alternative minimum tax. As a result, the exercise of an incentive stock option may subject an optionee to an alternative minimum tax depending on that optionee’s particular circumstances.

        On the other hand, the recipient of a non-qualified stock option generally will realize taxable ordinary income at the time of exercise of his option in an amount equal to the excess of the fair market value of the shares acquired at the time of such exercise over the option price. A like amount is generally deductible by the Holding Company for federal income tax purposes as of that date, as long as the Holding Company withholds federal income tax with respect to that taxable amount, assuming the optionholder’s income is subject to income tax withholding by the Holding Company. The Option Plan permits, under certain circumstances, holders of non-qualified stock options to satisfy any withholding obligation by having shares equal in value to the applicable withholding taxes withheld from the shares which they would otherwise receive upon the exercise of a non-qualified stock option.

        Upon the sale of the shares acquired upon the exercise of an incentive stock option no sooner than two years after the grant of the option and no sooner than one year after receipt of the shares by the optionee, any capital gain recognized would be taxed to the optionee at long-term rates. Upon the sale of shares acquired upon the exercise of an incentive stock option prior to two years after the grant of an option or prior to one year after receipt of the shares by the optionee, the optionee will generally recognize, in the year of disposition, ordinary income equal to the lesser of (a) the spread between the fair market value of the shares on the date of exercise and the exercise price; and (b) the gain realized upon the disposition of those shares. The Holding Company will be entitled to a deduction equal to the amount of income recognized as ordinary income by the optionee, so long as the Holding Company withholds federal income tax with respect to that taxable amount (assuming the optionholder’s income is subject to income tax withholding by the Holding Company). If the spread is the basis for determining the amount of ordinary income realized by the optionee, there will be additional long-term or short-term capital gain realized if the proceeds of such sale exceed such spread.

        Upon the subsequent sale of shares acquired upon exercise of a non-qualified stock option, the optionholder will recognize long-term capital gain or loss if the shares are deemed to have been held for 12 months or more, and short-term capital gain or loss in all other cases. Currently, long-term capital gains for noncorporate taxpayers are generally taxed at a maximum rate of 15%. Short-term capital gains are taxed at the same rates as ordinary income.

Financial Accounting Consequences

        At this time, neither the grant of incentive or non-qualified stock options nor the issuance of shares upon exercise of such options will result in a compensation expense charge to the Holding Company’s earnings for financial accounting purposes. However, the Financial Accounting Standards Board (the “FASB”) has issued its Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (Statement 123R), which requires that the cost of all employee stock options be reflected in the financial statements of the granting issuer based on the estimated fair value of the awards. The cost is to be recognized over the vesting period of the options. Changes in fair values of the options over the vesting period may need to be recognized as compensation cost over that period. For the Holding Company, FASB 123 becomes effective in 2006. At that time, the charges for the costs of any options awarded prior to January 1, 2006 would need to be expensed with respect to the portion of the options for which the requisite service has not yet been rendered. Since the options for 146,300 shares to be granted at the shareholder meeting will vest immediately upon grant, it is not expected that any earnings charges under FASB 123 would be required for those options. Options granted after 2005, however, under the Option Plan will be subject to FASB 123.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AND RATIFY THE OPTION PLAN. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY’S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS “NO” VOTES.

PROPOSAL III — RECOGNITION AND RETENTION PLAN AND TRUST

        The Board of Directors of the Holding Company and the Bank adopted the Mutual Savings Bank Recognition and Retention Plan and Trust (the “RRP”) on May 19, 2005. The central features of the RRP are summarized below, but the RRP is set forth in full in Exhibit D to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the RRP.

Purpose

        The purpose of the RRP is to retain directors and key employees of the Holding Company and its subsidiaries (currently approximately 22 persons) by providing such persons with a proprietary interest in the Holding Company, as compensation for their contributions to the Holding Company and its subsidiaries and as an incentive to make such contributions in the future.

Administration

        The RRP is administered by the Stock Compensation Committee (the “Stock Compensation Committee”) of the Holding Company’s Board of Directors, which must at all times consist of at least two directors of the Holding Company, each of whom is a non-employee director within the meaning of the definition of that term contained in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The current members of the Stock Compensation Committee are set forth on page  of this Proxy Statement. The Stock Compensation Committee selects recipients and establishes terms of awards made under the RRP. The Stock Compensation Committee’s interpretations and constructions of the RRP provisions or any award made under the RRP are final and binding.

        The Committee may adopt rules or regulations under the RRP. The Trustee of the RRP is Community Trust and Investment Company. The Trustee acquires, holds and distributes shares of Common Stock and other RRP assets in accordance with the terms of the RRP.

        The Holding Company has agreed to indemnify the Trustee, the Committee members, and any director of the Holding Company or the Bank against liability for good faith determinations made under the RRP. The Holding Company has also agreed to indemnify the Trustee for actions under the RRP not constituting negligence or willful misconduct.

Eligibility

        Employees of the Holding Company and its affiliated corporations who elect to participate in the RRP (“Affiliates”), the Outside Directors, and future directors and directors emeritus are eligible to receive awards under the RRP. The Committee is to consider the position and responsibilities of the eligible employees and directors, the length and value of their services, their level of compensation, and any other factors the Committee deems relevant.

Contributions

        The Board of Directors of the Bank determines the amount or method of computing the amount of cash contributions to be made to the RRP by the Bank. No employee contributions are permitted.

Investment of Contributions

        Contributions made to the RRP are to be invested by the Trustee in Common Stock, to the fullest extent possible. At the time the Plan became effective, 66,125 shares of the Holding Company’s Common Stock were reserved for purchase under the RRP. Such shares may be authorized but unissued shares, treasury shares, or issued and outstanding shares. In the event additional authorized but unissued shares or treasury shares are acquired by the RRP, the interests of existing shareholders will be diluted. Earnings, gains and losses with respect to Trust assets (including dividends and distributions payable with respect to shares of Common Stock) will be allocated to recipients of RRP awards, to the extent allocable to awards made to those recipients, and, otherwise, to the general account of the Trust. All expenses and costs of administering the RRP are to be paid by the Holding Company or its Affiliates.

        If the RRP is approved by shareholders, the Bank will make contributions to the RRP in an amount necessary to purchase at least 62,882 shares of the Holding Company’s Common Stock on the open market to fund the RRP. Based on the closing price of such Common Stock on May 19, 2005, the amount of such contribution is estimated to be $776,593. Effective as of the date the RRP is approved by the Holding Company’s shareholders, an aggregate of 43,046 shares will be awarded to the employees of the Bank. These awards vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee, or upon the involuntary termination of service of an employee within 18 months following a change in control of the Holding Company or the Bank.

        In addition, each of the six Outside Directors of the Holding Company will receive awards of 3,306 shares as of the date the Plan is approved by the Holding Company’s shareholders. These awards also vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee or upon the involuntary termination of his service as a director or director emeritus within 18 months following a change in control of the Holding Company or the Bank.

        Effective as of the date the RRP is approved by the Holding Company’s shareholders, shares will be awarded to the following persons in the following amounts:

Name and Position	Number of Shares Awarded	Dollar Value (1)
Robert D. Heuchan, President and CEO	16,531
David A. Coffey, COO	16,531
All executive officers as a group (3 persons)	34,153
All Outside Directors as a group (6 persons)	19,836
All non-executive officer employees as a group (13 persons)	8,893
Total shares awarded	62,882

(1)	Cannot be determined as shares will not be awarded until July 20, 2005, and the value will therefore be determined on that date.

Awards

        Under the RRP, awards are granted to eligible employees and directors in the form of shares of Common Stock held by the RRP. Awards are nontransferable and nonassignable, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the recipient may only be earned by and paid to him. Unless the Committee provides otherwise, at the time an RRP award is granted, the shares which are the subject of the award are to vest and be earned by the recipient at the rate of 20% of the shares awarded at the end of each full 12 months of service with the Bank after the date of grant of the award. Awards are adjusted for capital changes such as stock dividends and stock splits. Awards are subject to the claims of the creditors of the Bank until distributed.

        Notwithstanding the foregoing, awards will be 100% vested upon termination of employment or service as a director or director emeritus due to death or disability. In addition, awards held by an employee, director, or director emeritus whose term of service ends involuntarily within 18 months following a change of control of the Holding Company or the Bank, will be 100% vested as of such person’s last day of service. In the event that a grantee terminates employment with the Holding Company and an Affiliate and service as a director and director emeritus for any other reason, the nonvested awards will be forfeited. If an employee’s employment or a director’s or director emeritus’ service is terminated for cause (as defined in the RRP), or if his conduct would have justified termination for cause, shares not already delivered to him under the RRP, whether or not vested, may be forfeited by resolution of the Board of Directors of the Holding Company or the Bank. Earned shares are distributed to recipients as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed in accordance with the RRP, the participants will also receive amounts equal to any accrued dividends and other earnings or distributions payable with respect thereto.

Voting

        Recipients of RRP awards may direct the Trustee as to the voting of their awarded shares. The Trustee will vote shares as to which it has received no voting directions in the same proportion as shares that have been awarded and voted.

Federal Income Tax Consequences

        The Trust should be treated as a grantor trust under the Code and, thus, in computing the taxable income and credits of the Holding Company, those items of income, deductions and credits which are attributable to the Trust shall be taken into account by the Holding Company. When shares become vested in accordance with the RRP, the participants will recognize income equal to the fair market value of the Common Stock at that time; provided however that participants may make a § 83(b) election under the Code with respect to all or part of their awards prior to vesting and in such situations restricted stock certificates will be delivered to such participants and those participants will be taxed on the fair market value of the shares at the time the § 83(b) election is made. The amount of income recognized by the participants will be a deductible expense for tax purposes for the Holding Company assuming the employer satisfies its withholding tax obligation with respect to persons subject to such withholding.

Accounting Treatment

        When the Stock Compensation Committee makes an RRP award, an amount equal to the fair market value at the date of grant of the awarded stock is charged to compensation expense over the period of the restriction. The unearned portion of the award is included in the Holding Company’s balance sheet as a reduction of shareholders’ equity.

Amendment or Termination

        The Board of Directors of the Holding Company or the Bank may amend or terminate the RRP. The RRP remains in effect until the earlier of 21 years from its effective date, termination by the Board of Directors as provided above, or the distribution of all Trust assets.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE RRP. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY’S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS “NO” VOTES.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTSO
N ACCOUNTING AND FINANCIAL DISCLOSURE

        On May 27, 2003, the Bank engaged the accounting firm of BKD, LLP to examine the consolidated financial statements of the Bank as of and for the year ended December 31, 2003. This action was taken following a recommendation of the Bank’s Audit Committee to the board of directors to take such action and the approval of the change in auditors by the board of directors. Woodbury & Company, LLC, which had acted as the independent public accountant for the Bank since 1975, was notified on May 27, 2003, of the Bank’s decision to engage BKD, LLP.

        The audit reports issued by Woodbury & Company, LLC, with respect to the Bank’s consolidated financial statements as of and for the year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2002 (and any subsequent interim period), there had been no disagreements between the Bank and Woodbury & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Woodbury & Company, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the year ended December 31, 2002, or any subsequent interim period.

        Prior to its engagement, BKD, LLP had not been consulted by the Bank as to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Bank’s financial statements.

ACCOUNTANTS

        The Holding Company believes that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires that the Holding Company’s officers and directors and persons who own more than 10% of the Holding Company’s Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, he Holding Company believes that during the fiscal year ended December 31, 2004, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were satisfied in a timely manner.

SHAREHOLDER PROPOSALS

        Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement a reasonable time before the Holding Company begins to print proxy materials for the 2006 Annual Meeting. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 80 East Jefferson Street, Franklin, Indiana 46131.

        A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company’s proxy statement and form of proxy, will be considered untimely if it is received by the Holding Company a reasonable time before the Holding Company begins to print proxy materials for the 2006 Annual Meeting. If, however, less than 130 days’ notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure is made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company’s proxy statement for the next Annual Meeting.

OTHER MATTERS

        Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation. In addition, the Holding Company has retained Regan & Associates, Inc. (“Regan”) to solicit proxies on the Holding Company’s behalf. For acting as its proxy solicitor, the Holding Company will pay Regan a fee of $4,500.

        Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors Robert D. Heuchan

May 25, 2005

Exhibit A

THIRD CENTURY BANCORP

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Purpose

        The Governance and Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Third Century Bancorp (the “Company”) to:

•	identify individuals qualified to become Board members; and

•	select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

Committee Membership

        The Committee will be composed entirely of directors who satisfy the definition of “independent” under the listing standards of The Nasdaq Stock Market. The Committee members will be appointed by the Board annually and may be removed by the Board in its discretion. No Committee member shall vote on his or her own nomination to serve on the Board for an additional term. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

        The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.

Committee Authority and Responsibilities

        The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

        The Committee, to the extent it deems necessary or appropriate, will:

•	Identify individuals qualified to become members of the Board.

•	Select, or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting.

•	Recommend to the Board director nominees to fill vacancies on the Board in the interval between annual meetings of the Company’s shareholders.

•	Make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria (such as, independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the shareholders) for the selection of individuals to be considered as candidates for election to the Board.

•	Make sure director nominees satisfy any director qualification requirements in the Company’s Articles of Incorporation or By-laws.

•	Consider shareholder nominations of directors consistent with the requirements of the Company’s Articles of Incorporation and By-laws, and recommend to the Board the actions to be taken with respect to such nominations.

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Exhibit B

THIRD CENTURY BANCORP

AUDIT COMMITTEE CHARTER

Organization

        The Board of Directors (the “Board”) of Third Century Bancorp (the “Corporation”) has established a committee of the Board to be known as the Audit Committee (the “Committee”). The Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Committee. Each member shall be generally knowledgeable in finance and auditing matters.

Statement of Policy

        The Committee shall provide assistance to the Corporation’s directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to the corporate accounting and reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal audit function and the financial management of the Corporation.

Responsibilities

        In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices are in accordance with all requirements and are of the highest quality. This charter will be reviewed annually and updated as necessary.

        In carrying out these responsibilities, the Committee will:

•	Oversee all aspects of the Corporation’s relationship with the independent auditors of the Corporation’s financial statements.

•	Select the independent auditors and determine the scope of work to be performed and procedures to be utilized.

•	Review with auditors and management of the Corporation the conclusion of any audit including any comments or recommendations of the independent auditors.

•	Review financial statements contained in the annual report to shareholders with management and independent auditors prior to their release.

•	Review the quarterly release of financial information with independent auditors and management.

•	Oversee the adequacy and effectiveness of the accounting and financial controls of the Corporation.

•	Review accounting and financial human resources as necessary.

•	Elicit recommendations for improvement from independent auditors, internal auditors, financial management and regulators.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Oversee the adequacy and effectiveness of the internal audit function.

•	Review the independence and authority of its reporting obligations.

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•	Review audit plans for the coming year and the coordination of such plans with the independent auditors.

•	Receive and review progress reports and a summary of findings from completed internal audit activities.

•	Meet with internal auditors to discuss comments and recommendations.

•	Submit the minutes of all meetings of the Committee to the Board.

•	Perform such other functions as assigned by law, the Corporation’s Articles or By-laws, or the Board.

        The Committee shall meet at least four times per year and more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The membership of the Committee shall consist of at least three independent members of the Board who shall serve at the pleasure of the Board. Committee members and the Chairman of the Committee shall be designated by the full Board. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

Authority Respecting Independent Auditors

        The Committee has the following specific authority respecting the independent auditors:

•	In consultation with management, to direct the engagement or dismissal of the independent auditors or to refer the engagement or dismissal of the independent auditors for action by the Board, with or without an affirmative or negative recommendation. The Corporation shall not engage or dismiss its independent auditors without the action of the Committee or the Board.

•	To direct the independent auditors to meet with the Committee or the Board from time to time, separately or in the presence of management or others, to discuss the Committee’s responsibilities or to prepare and submit reports to the Committee with respect to the Committee’s responsibilities.

•	To require the independent auditors to report to the Committee on matters that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services; to assess any effect of any of the forgoing on the independence of the independent auditors and the appearance of propriety of any of the forgoing and to direct management to take, or recommend that the Board of the Corporation take, action in respect of such matters.

•	To require the independent auditors to provide the Committee with a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1.

•	To recommend or decline to recommend that the Board nominate the independent auditors for shareholder approval in any proxy statement for the Corporation’s annual meeting of shareholders.

•	To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or other Committee responsibilities between management and the independent auditors, or to refer such matter to the Board.

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Limitation

        Nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law (the “Act”), as amended, and this charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the Act.

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Exhibit C

THIRD CENTURY BANCORP
STOCK OPTION PLAN

        1. Purpose. The purpose of the Third Century Bancorp Stock Option Plan (the “Plan”) is to provide to directors, officers and other key employees of Third Century Bancorp (the “Holding Company”) and its majority-owned and wholly-owned subsidiaries (individually a “Subsidiary” and collectively the “Subsidiaries”), including, but not limited to, Mutual Savings Bank (“Mutual Savings”), who are materially responsible for the management or operation of the business of the Holding Company or a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value (“Common Stock”), of the Holding Company, thereby providing them with an increased incentive to work for the success of the Holding Company and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

        2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the “Committee”) consisting of at least two members of the Board of Directors of the Holding Company, each of whom is a “Non-Employee Director” within the meaning of the definition of that term contained in Reg. § 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the Committee shall be designated from time to time by the Board of Directors of the Holding Company. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

(a)	the individuals (the “Optionees”) to whom options or successive options or cash awards shall be granted under the Plan;

(b)	the time when options or cash awards shall be granted hereunder;

(c)	the number of shares of Common Stock to be covered under each option and the amount of any cash awards;

(d)	the option price to be paid upon the exercise of each option;

(e)	the period within which each such option may be exercised;

(f)	the extent to which an option is an incentive stock option or a non-qualified stock option; and

(g)	the terms and conditions of the respective agreements by which options or cash awards granted shall be evidenced.

        The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options or cash awards made hereunder, to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 12 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

        3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options or cash awards to officers and other key employees and directors or directors emeritus (whether or not also employees) of the Holding Company or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Holding Company or of a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in § 425(d) of the Internal Revenue Code of 1986, as amended (the “Code”)) shares of stock possessing more than 10

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percent of the total combined voting power of all classes of stock of the Holding Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. No employee may be granted options under the Plan for more than twenty-five thousand (25,000) shares of Common Stock in any calendar year (subject to adjustments contemplated by Section 7 hereof). Subject to the foregoing provisions, an individual who has been granted an option under the Plan (an “Optionee”), if he is otherwise eligible, may be granted an additional option or options if the Committee shall so determine.

        4.       Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan, 165,312 shares of Common Stock of the Holding Company, which may be authorized but unissued shares or treasury shares of the Holding Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan.

        5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

(a)	Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. § 20.2031-2 and any requirements of § 422A of the Code, of such stock on the date on which such option is granted.

(b)	Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years and non-qualified stock options shall be for a period of not in excess of ten (10) years and one day from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

(c)	Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be in (i) cash, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. § 220.3(e)(4)) without violating § 16(b) or § 16(c) of the 1934 Act, pursuant to a broker’s cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Holding Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee’s compensation as a result of any withholding tax obligation of the Holding Company or any of its Subsidiaries, as specified in such notice, or (iii) beginning on a date which is three years following Mutual Savings’ conversion from mutual to stock form and with the approval of the Committee, by tendering whole shares of the Holding Company’s Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices for the shares on the nearest date before and the nearest date after the date of exercise of the option as prescribed by Treas. Reg. § 20-2031-2), as reported in The Wall Street Journal or a similar publication selected by the Committee. The Committee shall have the authority to grant

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options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Holding Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Holding Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

(d)	Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Holding Company shall pay cash in lieu thereof.

(e)	Termination of Option. If an Optionee (other than a director or director emeritus of the Holding Company or its Subsidiaries who is not an employee of the Holding Company or its Subsidiaries (“Outside Director”)) ceases to be an employee of the Holding Company and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of § 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate on a date determined by the Committee which shall be no later than 30 days following such cessation of employment. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three (3) years after the date of his retirement, whether or not the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director or director emeritus of the Holding Company, the option granted to him shall continue to vest while he serves as a director or director emeritus and may be exercised by him in whole or in part until the later of (a) three (3) years after the date of his retirement, or (b) six months after his service as a director or director emeritus of the Holding Company terminates. (The term “retirement” as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Holding Company or a Subsidiary.) If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of permanent and total disability (within the meaning of § 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within one (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors shall cease to be exercisable six (6) months after the date such Outside Director is no longer a director or director emeritus of the Holding Company or its Subsidiaries for any reason other than death or disability. If an Optionee who is an Outside Director ceases to be a director and a director emeritus of the Holding Company or its Subsidiaries by reason of disability, any option granted to him may be exercised in whole or in part within one (1) year after the date the Optionee

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ceases to be a director and a director emeritus by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director or director emeritus of the Holding Company or a Subsidiary, or, if the Optionee is not an Outside Director, within three (3) years after the date of his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its Subsidiaries) or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of § 22(e)(3) of the Code), or, if the Optionee is an Outside Director, within six (6) months after he is no longer a director and a director emeritus of the Holding Company or its Subsidiaries for reasons other than disability or, within one (1) year after the termination of his service by reason of disability, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

(f)	Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

(g)	No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Holding Company or its Subsidiaries or affect any rights the Holding Company, a Subsidiary, or the shareholders of the Holding Company may have to terminate his service at any time.

(h)	Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of § 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Holding Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of § 422A of the Code.

(i)	Agreement. Each option shall be evidenced by an agreement between the Optionee and the Holding Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Holding Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

(j)	Investment Representations. Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee’s legal representatives for distribution, but

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not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

        6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under § 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

        7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Holding Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, extraordinary distribution (consisting of cash, securities, or other assets), or any other change after the effective date of the Plan in the nature of the shares of stock of the Holding Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

        8. Cash Awards. The Committee may, at any time and in its discretion, grant to any Optionee who is granted a non-qualified stock option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount (“cash award”) which is intended to reimburse the Optionee for all or a portion of the federal, state and local income taxes imposed upon such Optionee as a consequence of the exercise of a non-qualified stock option and the receipt of a cash award.

        9.  Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an Optionee under the Plan or any other stock option plan heretofore or hereafter adopted by the Holding Company or any Subsidiary to surrender for cancellation any unexercised outstanding stock option and receive from his employing corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Committee. Such Optionees also may be granted related cash awards as provided in Section 8 hereof.

        10.  Change in Control. In the event of a Change in Control, all options previously granted and still outstanding under the Plan, regardless of their terms, shall become exercisable. For this purpose, “Change in Control” shall mean a change in control of the Holding Company or Mutual Savings, within the meaning of 12 C.F.R. §225.41 (other than a change resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or any of its Subsidiaries).

        11.  Tax Withholding. Whenever the Holding Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Holding Company shall have the right to require the Optionee or his or her legal representative to remit to the Holding Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the

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Committee, consistent with the requirements of Treas. Reg. § 20.2031-2, sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option.

        12. Amendment. Subject to Section 16, the Board of Directors of the Holding Company may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his option or cash award, except that without the approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

(a)	the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in Section 7 hereof;

(b)	the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

(c)	the class of persons to whom options or cash awards may be granted under the Plan shall not be modified materially.

        No amendment of the Plan, however, may, without the consent of the Optionees, make any changes in any outstanding options or cash awards theretofore granted under the Plan which would adversely affect the rights of such Optionees.

        13. Termination. The Board of Directors of the Holding Company may terminate the Plan at any time and no option or cash award shall be granted thereafter. Such termination, however, shall not affect the validity of any option or cash award theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

        14. Successors. This Plan shall be binding upon the successors and assigns of the Holding Company.

        15. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Holding Company, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

        16. Government and Other Regulations. The obligations of the Holding Company to issue or transfer and deliver shares under options granted under the Plan or make cash awards shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

        17. Effective Date. The Plan shall become effective on the date it is approved by the holders of at least a majority of the shares of the Holding Company entitled to vote at a duly constituted meeting or adjournment thereof. The options granted pursuant to the Plan may not be exercised until the Board of Directors of the Holding Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.

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Exhibit D

MUTUAL SAVINGS BANK
RECOGNITION AND RETENTION PLAN AND TRUST

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Mutual Savings Bank hereby establishes the Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the “Agreement”).

        1.02 The Trustee, which initially shall be Community Trust and Investment Company, hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

        2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Bank and its Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company’s and the Bank’s growth and profitability in the future.

ARTICLE III
DEFINITIONS

        The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

        3.01 “Affiliate” means the Holding Company and those subsidiaries or affiliates of the Holding Company or the Bank which, with the consent of the Board, agree to participate in this Plan.

        3.02 “Bank” means Mutual Savings Bank and its successors, whether in mutual or stock form.

        3.03 “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or, if none, his estate.

        3.04 “Board” means the Board of Directors of the Bank.

        3.05 “Committee” means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a “Non-Employee Director” within the meaning of the definition of that term contained in Regulation 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

        3.06 “Common Stock” means shares of the common stock, without par value, of the Holding Company.

        3.07 “Conversion” shall mean the conversion of the Bank from the mutual to stock form of organization and the simultaneous acquisition of the Bank by the Holding Company.

        3.08 “Director” means a member of the Board of Directors of the Bank or the Holding Company.

        3.09 “Director Emeritus” shall mean an honorary, non-voting member of the Board of Directors of the Bank or the Holding Company.

        3.10 “Disability” means any physical or mental impairment which qualifies an Employee, Director or Director Emeritus for disability benefits under the applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would qualify such Employee, Director or Director Emeritus for disability benefits under the long-term disability plan maintained by the Bank, if such Employee, Director or Director Emeritus were covered by that Plan.

        3.11 “Employee” means any person who is currently employed by the Bank or an Affiliate, including officers.

        3.12 "Holding Company" shall mean Third Century Bancorp, an Indiana corporation.

        3.13 “Outside Director” means a member of the Board of Directors of the Bank or the Holding Company, who is not also an Employee and who may be a Director or Director Emeritus.

        3.14 “Plan Shares” means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

        3.15 “Plan Share Award” or “Award” means a right granted under this Plan to earn Plan Shares.

        3.16 “Plan Share Reserve” means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

        3.17 “Recipient” means an Employee or Outside Director who receives a Plan Share Award under the Plan.

        3.18 “Trustee” means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

        4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients, may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

        4.02 Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

        4.03 Limitation on Liability.  Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.

ARTICLE V
CONTRIBUTION; PLAN SHARE RESERVE

        5.01 Amount and Timing of Contributions.  The Bank shall be permitted to contribute to the Trust an amount sufficient to purchase up to 66,125 of the shares of Common Stock of the Holding Company. Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Outside Directors shall be permitted.

        5.02 Initial Investment.  Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

        5.03 Investment of Trust Assets; Creation of Plan Share Reserve. As soon as practicable following the first shareholder meeting of the Holding Company following the Conversion (“First Shareholder Meeting Date”), the Trustee shall invest all of the Trust’s assets exclusively in the number of shares of Common Stock, designated by the Bank as subject to Awards made under the Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however that the Trust shall not invest in an amount of Common Stock greater than 66,125 shares of the Common Stock, which shall constitute the “Plan Share Reserve” and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Bank shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section 5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite percentage of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

        5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves.  Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

        6.01 Eligibility. Employees and Outside Directors are eligible to receive Plan Share Awards provided in Section 6.02.

        6.02 Allocations. The Committee may determine which of the Employees and Outside Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the First Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan

Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Articles of Stock Charter Conversion, Articles of Incorporation, Code of By-laws, or Plan of Conversion of the Holding Company or the Bank or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Bank fails to meet its applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Outside Directors referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Outside Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees or Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to such Employees or Outside Directors, and any other factors the Committee may deem relevant.

        6.03 Form of Allocation.  As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred to the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Outside Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Outside Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

        6.05. Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or an Outside Director who has received an allocation of Plan Shares in accordance with Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Outside Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:

(a)	The Committee shall be required to make a separate determination for each request received by an Employee or Outside Director for distribution.

(b)	Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

(c)	The Plan Shares distributed shall be voted by the Trustee in accordance with Section 7.04.

(d)	Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Outside Director, whichever is applicable, until the date that the Plan Shares are earned.

(e)	At the date on which the Plan Shares are earned, the Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Outside Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares

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are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Outside Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.

ARTICLE V IIEARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01 Earning Plan Shares; Forfeitures.

(a)	General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Bank or an Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsections (b) and (c) below or in Section 4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

(b)	Exception for Terminations due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company, Bank or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of service with the Holding Company, Bank or an Affiliate as a result of such death or Disability.

(c)	Exception for Terminations after a Change in Control. Notwithstanding the general rule contained in section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee with the Holding Company, Bank or an Affiliate terminates involuntarily within 18 months following a Change in Control or whose service as a Director or Director Emeritus terminates involuntary (or who is not renominated or reelected to serve on the Board of Directors of the Bank or the Holding Company or as a Director Emeritus of the Bank or the Holding Company) within 18 months following a Change of Control, shall be deemed earned as of the Recipient’s last day of service with the Holding Company, Bank or an Affiliate. For this purpose, a material diminution of or interference with the Recipient’s duties, responsibilities and benefits as an employee of the Holding Company or the Bank shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. For this purpose, “Change in Control” shall mean a change in control of the Holding Company or the Bank within the meaning of 12 C.F.R. §225.41 (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or the Bank or any of its Affiliates).

(d)	Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company, Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director who is removed from the Board of Directors of the Bank and the Holding Company or an Affiliate for cause (as hereinafter defined), or

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who is discovered after termination of service as an Outside Director to have engaged in conduct which would have justified removal for cause. “Cause” is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company, Bank or any Affiliate or in a final cease and desist order.

        7.02 Accrual of Dividends.  Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock or other assets equal to any stock dividends and any other asset distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

        7.03 Distribution of Plan Shares.

(a)	Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)	Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

(c)	Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, the Bank or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)	Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Bank’s insolvency. The Bank shall be considered insolvent for purposes of this RRP if the Bank is unable to pay its debts as they become due or if a receiver is appointed for the Bank under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Bank ceases to be insolvent but only to the extent the payments were not made directly by the Bank or its Affiliates.

        7.04 Voting of Plan Shares. After a Plan Share Award has been granted, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to the Recipient pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares which have been awarded and voted.

ARTICLE VIII
TRUST

        8.01 Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02 Management of Trust.  It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company, the Bank, nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)	To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)	To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)	To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)	To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

        8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

        8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Bank or the Holding Company.

        8.06 Indemnification. The Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

        9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed 4% of the shares of the Holding Company’s Common Stock issued in the Conversion, and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, extraordinary cash or non-cash distribution, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

        9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient’s right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

        9.03 Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. The assets of the RRP, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Bank. Unless Plan Shares are distributed in accordance with Section 6.05 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the

RRP or Trust and shall only be an unsecured creditor of the Bank nor shall the Holding Company or the Bank be subject to any claim for benefits hereunder.

        9.04 Employment Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Outside Director to continue in the service of, the Bank, the Holding Company or any Affiliate thereof.

        9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to him.

        9.06 Governing Laws.  The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law.

        9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

        9.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) 21 years from the effective date of its adoption, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

        9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

        9.10. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Bank, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Bank or the Holding Company.

        9.11. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days’ prior written notice to the Bank, and the Trustee may be removed, with or without cause, by the Bank on sixty (60) calendar days’ prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Bank a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY THIRD CENTURY BANCORP

ANNUAL MEETING OF SHAREHOLDERS JULY 20, 2005
The undersigned hereby appoints Connie Paris-Carson and Debra K. Harlow, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Third Century Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hillview Country Club, 1800 East King Street, Franklin, Indiana, on Wednesday, July 20, 2005, at 9:00 a.m., and at any and all adjournments thereof, as follows:

Please be sure to sign and date this Proxy in the box below.	Date _____________________

Stockholder sign above	Co-holder (if any) sign above

	For	With- hold	For All Except
1. The election as directors of all nominees listed below (except as marked to the contrary):	☐	☐	☐

David A. Coffey Jerry D. Petro (each for a one-year term)

Robert D. Heuchan (for a two-year term)

Robert L. Ellett Robert D. Schafstall (each for a three-year term)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain
2. Approval and Ratification of the Third Century Bancorp Stock Option Plan. 3. Approval and Ratification of the Mutual Savings Bank Recognition and Retention Plan and Trust.	☐ ☐	☐ ☐	☐ ☐
   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

   The Board of Directors recommends a vote “FOR” each of the listed propositions.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This Proxy may be revoked at any time prior to the voting thereof.

Detach above card, sign, date and mail in postage-paid envelope provided. THIRD CENTURY BANCORP

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
   The above signed acknowledges receipt from Third Century Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.
   Please sign as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                                                 PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.